UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 12, 2010
Date of Report (Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact name of registrant as specified in its charter)

British Columbia	001-33894	98-0459178
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Unit 1 – 15782 Marine Drive
White Rock, British Columbia, Canada	V4B 1E6
(Address of principal executive offices)	(Zip Code)

(604) 536-2711
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 12 2010, the Registrant entered into an Agency Agreement with Haywood Securities Inc. (the “Agent”) pursuant to which the Registrant and the Agent are conducting a best efforts agency offering of up to 6,660,000 units (“Units”) of the Registrant at a price of US$0.60 per Unit for gross proceeds to the Registrant of  up to US$3,996,000 (the “Offering”).  Each Unit consists of one common share of the Registrant and one half of one common share purchase warrant. Each whole common share purchase warrant will entitle the holder to purchase one common share of the Registrant at a price of US$0.90 per share at any time following the closing of the Offering until 5:00 p.m. (Vancouver time) on the date that is 24 months after the closing of the Offering.

In connection with the Offering, the Registrant has agreed to pay to the Agent a cash commission of 6% of the aggregate gross proceeds of the Offering, or US$0.036 per Unit.  No commission will be payable by the Registrant to the Agent in connection with the distribution of warrant shares upon the exercise of the warrants issued pursuant to the  Offering.

The foregoing description of the Offering is qualified in its entirety by reference to the Agency Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is hereby incorporated by reference into this Item 1.01.

The Offering is being made in the United States pursuant to a final prospectus supplement to the Registrant’s base shelf prospectus contained in the Registrant's effective shelf registration statement on Form S-3 (File No. 333-165842), filed with the SEC of April 1, 2010 and declared effective on May 6, 2010, and in Canada pursuant to a final prospectus supplement to the Registrant's base shelf prospectus, dated May 4, 2010, filed with securities regulatory authorities in each of the provinces of British Columbia, Alberta and Ontario.

Item 9.01. Exhibits.

Exhibit	Description
5.1	Legal Opinion of Stikeman Elliott LLP with respect to the Offering*
10.1	Agency Agreement, dated November 12, 2010*
99.1	Consent of Donald E. Hulse of Gustavson Associates, LLC*
99.2	Consent of Terre A. Lane of Gustavson Associates, LLC*
99.3	Consent of William J. Crowl of Gustavson Associates, LLC*
99.4	Consent of Gustavson Associates LLC*

*
The foregoing Exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-165842), filed with the SEC on April 1, 2010 and declared effective on May 6, 2010, pursuant to the United States Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: November 12, 2010	By:	/s/ “Doris Meyer”
Doris Meyer Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
5.1	Legal Opinion of Stikeman Elliott LLP with respect to the Offering*
10.1	Agency Agreement, dated November 12, 2010*
99.1	Consent of Donald E. Hulse of Gustavson Associates, LLC*
99.2	Consent of Terre A. Lane of Gustavson Associates, LLC*
99.3	Consent of William J. Crowl of Gustavson Associates, LLC*
99.4	Consent of Gustavson Associates LLC*

*
The foregoing Exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-165842) filed with the SEC on April 1, 2010 and declared effective on May 6, 2010, pursuant to the United States Securities Act of 1933, as amended.